UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2010

BCB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-50275 (Commission File Number)	26-0065262 (I.R.S. Employer Identification No.)

104-110 Avenue C, Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (201) 823-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On December 20, 2010, the Company entered into an agreement with Janney Montgomery Scott (“Broker”) to administer a Rule 10b5-1 trading plan on behalf of the Company.  The Rule 10b5-1 trading plan will permit the Broker to purchase up to 450,000 shares of Company Common Stock at designated prices during periods when the Company would otherwise be unable to purchase its common stock.  The Board authorized the Rule 10b5-1 trading plan at its regularly scheduled board meeting on Thursday, December 16, 2010.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.

Date: December 20, 2010	By:	/s/ Donald Mindiak
Donald Mindiak
President and Chief Executive Officer
(Duly Authorized Representative)